Commitments and Contingencies	12 Months Ended
Dec. 31, 2013
Commitments And Contingencies Disclosure [Abstract]
Commitments and Contingencies

NOTE 14. — COMMITMENTS AND CONTINGENCIES

Commitments

We rent office space and miscellaneous office equipment under non-cancelable operating leases. Office rent expense, net of sublease income, for the years ended December 31, 2013, 2012, and 2011 was $0.7 million, $0.5 million and $0.5 million, respectively. At December 31, 2013, minimum future rental commitments for operating leases were a total of $2.2 million as follows: $0.4 million in 2014, $0.4 million in 2015, $0.4 million in 2016, $0.4 million in 2017 and $0.6 in 2018 and thereafter.

The Company also has commitments related to four production sharing contracts with the Republic of Kenya and two Petroleum Exploration, Development & Production Licenses with the Republic of The Gambia, in each case entered into by the Company through a wholly owned subsidiary. To maintain compliance and ownership, the Company is required to fulfill minimum work obligations and to make certain payments as stated in each of the Kenya PSCs and The Gambia Licenses. At December 31, 2013, minimum future work obligations were a total of $148.4 million as follows: $14.8 million in 2014 and $133.6 million in the years 2015 and 2016.

In January 2014, a long-term drilling contract was signed for the drillship Energy Searcher. The rig arrived on location in the Oyo Field on OML 120 in June 2014 and commenced drilling the Oyo-8 well. The drilling agreement is for an initial term of one year, with an option to extend the contract for an additional one year. The minimum commitment pursuant to the initial term of the agreement is approximately $86.0 million.

In February 2014, a long-term contract was signed for the floating, production, storage, and offloading vessel (“FPSO”) Armada Perdana, which is the vessel currently connected to the Company’s producing wells Oyo-5 and Oyo-6. The contract provides for an initial term of seven years beginning January 1, 2014, with an automatic extension for an additional term of two years unless terminated by the Company with prior notice. The FPSO can process up to 40,000 barrels of liquid per day, with a storage capacity of approximately one million barrels. The annual minimum commitment per the terms of the agreement is approximately $35.0 million in the first year and approximately $48.0 million thereafter.

Contingencies

From time to time we may be involved in various legal proceedings and claims in the ordinary course of our business. As of December 31, 2013, and through the filing date of this report, we do not believe the ultimate resolution of such actions or potential actions of which we are currently aware will have a material effect on our consolidated financial position or our net income or loss.